UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 3, 2014
(Date of earliest event reported)

UNION FIRST MARKET BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-20293 (Commission File Number)	54-1598552 (IRS Employer Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 3, 2014, Union First Market Bankshares Corporation (the ‘Company”) issued a press release announcing the authorization by its Board of Directors to purchase up to $65 million of the Company’s common stock on the open market or in privately negotiated transactions. The authorization permits management to repurchase the Company’s shares from time to time at management’s discretion. The repurchase program is authorized through December 31, 2015.

A copy of the the Company’s press release is attached to this Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99.1	Company’s press release dated February 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION FIRST MARKET

BANKSHARES CORPORATION

Date: February 3, 2014

By:   /s/ Robert M. Gorman

Robert M. Gorman

Executive Vice President and Chief Financial Officer